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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 15, 1999


                               THE GOOD GUYS, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                          0-14134                     94-2366177
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             7000 Marina Boulevard, Brisbane, California 94005-1830
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 415/615-6000

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     Item 5. Other Events.

     On April 15, 1999, the Registrant announced that Robert A. Gunst was resigning as President and Chief Executive Officer of Registrant, effective as of June 30, 1999.

     Item 7. Financial Statements and Exhibits.

     (c)  99.1 Press Release, dated April 15, 1999


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE GOOD GUYS, INC.
                                          (Registrant)



                                          By: /s/ Dennis C. Carroll
                                              ----------------------------------
                                              Name: Dennis C. Carroll
                                              Title: Senior Vice President and
                                                     Chief Financial Officer
Dated: April 22,1999

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                                  Exhibit Index

Exhibit No.         Description
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
  99.1              Press Release dated April 15, 1999